Note 7 - Note Payable From Non-related Party	12 Months Ended
Dec. 31, 2012
Notes
Note 7 - Note Payable From Non-related Party

NOTE 7 – Note Payable from Non-Related Party

On August 29, 2012, the Company borrowed $20,000 from a non-related party, M Stock, LLC (“M Stock”).  This note payable was for a term of one (1) year, accrued interest a rate of 2% per annum, and was convertible at a fixed rate of $0.02 per share into shares of the Company’s common stock.

On November 27, 2012, M Stock opted to convert this note payable into shares of the Company’s common stock at the predetermined conversion rate of $0.02 a share.  M Stock was subsequently issued 1,007,500 shares of our common stock in exchange for retiring this note payable, inclusive of principal ($20,000) and accrued interest ($150).  No gain or loss was incurred because the fixed conversion price of $0.02 a share was predetermined and within the terms of the Promissory Note entered into on August 29, 2012.